JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN TERMS AND CONDITIONS OF JULY 20, 2021 STOCK APPRECIATION RIGHTS CHAIRMAN/CHIEF EXECUTIVE OFFICER Page 1 Award Agreement These terms and conditions are made part of the Award Agreement dated as of July 20, 2021 (“Grant Date”) awarding Stock Appreciation Rights pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award. This award was granted on the Grant Date subject to the Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will be cancelled as of the Grant Date. Capitalized terms that are not defined in “Definitions” below or elsewhere in the Award Agreement will have the same meaning as set forth in the Plan. JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase” and together with its subsidiaries as the “Firm”. Form and Purpose of Award Stock Appreciation Rights represent the right, following exercise, to receive (without payment), a number of shares of JPMorgan Chase Common Stock, the Fair Market Value of which, as of the date of exercise, is equal to the excess of the Fair Market Value of one share of such Common Stock on such exercise date over the Exercise Price, multiplied by the number of Stock Appreciation Rights being exercised. See “Exercise Procedures/Withholding Taxes” for further information. The purpose of this award is to motivate your future performance for future services to be provided while the award is outstanding, to further emphasize sustained long-term performance and to align your interests with those of the Firm and its shareholders. Exercisable Dates/Expiration Date and Protection-Based Vesting No portion of this award will become exercisable before the fifth anniversary of the Grant Date (“Exercisable Date”). This award is intended and expected to become exercisable, provided that you are continuously employed by the Firm through the relevant Exercisable Date or you meet the requirements to allow your award to remain outstanding upon termination of employment under the captions “Government Office,” and “Disability.” Your award will remain exercisable until the earlier of the tenth anniversary of the Grant Date (the “Expiration Date”) or the date the award is cancelled pursuant to this Award Agreement. Notwithstanding any provision herein, including but not limited to those provisions governing Death, Government Office and Disability, no Stock Appreciation Right may be exercised after its Expiration Date. However, up to 50% of the number of Stock Appreciation Rights that have not yet become exercisable (“At Risk SARs”) may be reduced (and therefore may be cancelled) in the event that the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”) determines that such cancellation is appropriate in light of any one or a combination of the following factors: • Your performance in relation to the priorities for your position, or the Firm’s performance in relation to the priorities for which you share responsibility, have been unsatisfactory for a sustained period of time. Among the factors the Committee may consider in assessing performance are net income, total net revenue, return on equity, earnings per share and capital ratios of the Firm, both on an absolute basis and, as appropriate, relative to peer firms. • For any calendar year starting and ending during the vesting period, JPMorgan Chase’s annual pre-tax pre-provision income at the Firm level is negative. • Awards granted to participants in a Line of Business for which you exercise, or during the vesting period exercised, direct or indirect responsibility, were in whole or in part cancelled because the Line of Business did not meet its annual Line of Business Financial Threshold. • The Firm does not meet the Firmwide Financial Threshold. In the event that your employment terminates due to “Government Office” or “Disability” thereby entitling you to continued vesting in your award (or potentially acceleration due to satisfaction of the Government Office Requirements), the cancellation circumstances described above will continue to apply to your At Risk SARs pursuant to the subsection captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”. Any determination above with respect to protection-based vesting provisions is subject to ratification by the Board.

Page 2 Bonus Recoupment In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (or successor policy) as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2020 and to this award. You can access this policy as currently in effect through the following link: https://about.jpmorganchase.com/about/governance/corporate-governance-principles For the avoidance of doubt, nothing in these terms and conditions in any way limits the rights of the Firm under the JPMorgan Chase Bonus Recoupment Policy (or successor policy). Recapture Provisions (Detrimental Conduct, Risk-Related and Other Recapture Provisions) Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel up to 100% of your outstanding Stock Appreciation Rights under this award and/or to recover from you up to an amount equal to the Fair Market Value (determined as of the exercise date) of the gross number of shares of Common Stock distributable to you before tax withholdings on any exercise of Stock Appreciation Rights under this award as set forth in the section captioned “Remedies”: • If you engaged in conduct detrimental to the Firm, insofar as it causes material financial or reputational harm to the Firm or its business activities, or • If this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or • If this award was based on a material misrepresentation by you, or • If you improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities, or. • If your employment was terminated for Cause (see “Definitions” below) or in the case of a determination after the termination of your employment that your employment could have been terminated for Cause. See section captioned “Remedies” for additional information. Termination of Employment Except as explicitly set forth below under the subsections captioned “--Government Office” or “--Disability” or under the section captioned “Death”, any SARs outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason. Subject to these terms and conditions (including, but not limited to, sections captioned “Protection-Based Vesting”, “Bonus Recoupment”, “Recapture Provisions”, “Your Obligations” and “Remedies”), you will be eligible to continue to vest (as you otherwise would vest if you were still employed by JPMorgan Chase) and/or exercise your SARs in accordance with its terms and conditions for a two year period following the later of the vest date or your termination of employment date, but in no event beyond the Expiration Date, if one of the following circumstances applies to you:  Government Office In the event that you voluntarily terminate your employment with the Firm to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section captioned “Government Office Requirements”. See also definition of Government Office in the section captioned “Definitions”.  Disability In the event that • your employment with the Firm terminates because (i) the Committee determines that you have become disabled, (ii) you are unable to return to work while you are receiving benefits under the JPMorgan Chase Long Term Disability Plan, or for non-U.S. employees, under the equivalent JPMorgan Chase sponsored local country plan (in either case, “LTD Plan”), or (iii) if you are not covered by a LTD Plan, you are unable to return to work due to a long-term disability that would qualify for benefits under the applicable LTD Plan, as determined by the Firm or a third-party designated by the Firm; provided that you (x) request in writing continued vesting due to such disability within 30 days of the date your employment terminates, and (y) provide any requested supporting documentation and (z) receive the Firm’s written consent to such treatment, and • prior to the SAR expiration date, you do not either perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or work in your profession (whether or not for a Financial Services Company); and • you satisfied the Release/Certification Requirements set forth below;

Page 3 Release/Certification To qualify for continued vesting and exercisability after termination of your employment under any of the foregoing circumstances: • you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, • with respect to “Disability”, you must satisfy the notice and documentation described above and receive written consent to such continued vesting, • with respect to “Government Office”, it is your responsibility to take the appropriate steps to certify to the Firm prior to each exercise date, on the authorized form of the Firm, that you have complied with the employment restrictions applicable to you (as described herein) from your date of termination of employment through the applicable exercise date, and • in all cases, complied with all other terms of the Award Agreement. (See section captioned “Your Obligations”.) Death If you die while employed by the Firm, any unexercisable options will become immediately exercisable and your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you or if beneficiary designation is not recognized by local legislation, then your estate, may exercise for a two year period measured from date of your death, but in no event beyond the Expiration Date, any Stock Appreciation Rights that are outstanding as of that date. Our administrative practice is to enable exercisability by your beneficiary or estate as soon as practicable following the Firm’s receipt of any required documentation. Restriction on Disposition of Shares Derived from an Exercise Under this Award You may not sell, assign, hedge, transfer, pledge or encumber the net number of shares of Common Stock derived from any exercise pursuant to this Award until the tenth anniversary of the Grant Date. By accepting this award, you agree to such restrictions without any further consent required. In the Firm’s discretion, such shares may be held in an account with the Firm’s stock transfer agent or a restricted account held by J.P.Morgan. Notwithstanding the foregoing, this restriction on disposition and transfer of shares shall not apply to your beneficiary in the event of your death. Your Obligations In consideration of the grant of this award, you agree to comply with and be bound by the obligations set forth below next to the subsections captioned “--Non-Solicitation of Employees and Customers”, “--Confidential Information”, “--Non-Disparagement”, ”--Cooperation”, “--Compliance with Award Agreement” and “--Notice Period.”  Non-Solicitation of Employees and Customers During your employment by the Firm and for the longer of the (i) one year period following the termination of your employment or, (ii) if your award is not cancelled as of your termination date, the three year period from the Exercisable Date, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, unless such current employee has received official, written notice that his or her employment will be terminated due to job elimination, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated because his or her job was eliminated, or the individual’s employment with the Firm has been terminated for more than six months, (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information. These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.  Confidential Information You will not, either during your employment with the Firm or thereafter, directly or indirectly (i) use or disclose to anyone any confidential information related to the Firm’s business, or (ii) communicate with the press or other media about matters related to the Firm, its customers or employees, including matters and activities relating to your employment, or the employment of others, by the Firm, in the case of either (i)

Page 4 or (ii), except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. In addition, following your termination of employment, you will not, without prior written authorization, access the Firm’s private and internal information through telephonic, intranet or internet means. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct. Nothing in this award precludes you from reporting to the Firm’s management or directors, the government, a regulator, a self-regulatory agency, your attorneys or a court, conduct you believe to be in violation of the law or concerns of any known or suspected Code of Conduct violation. It is also not intended to prevent you from responding truthfully to questions or requests from the government, a regulator or in a court of law.  Non-Disparagement You will not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information in verbal, written, electronic or any other form, that is intended to, or reasonably could be foreseen to, disparage, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.  Cooperation You will cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable out-of-pocket expenses incurred by you.  Compliance with Award Agreement You will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.  Notice Period If you are subject to a notice period or become subject to a notice period after the Grant Date, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Notice Period”), then as consideration for this award and continued employment, you will provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy. After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Notice Period or may place you on a paid leave for all or part of the applicable Notice Period. During the Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates. You and the Firm may mutually agree to waive or modify the length of the Notice Period. Remedies  Cancellation In addition to the cancellation provisions described under the sections captioned “Protection-Based Vesting”, “Bonus Recoupment”, “Recapture Provisions” and “Termination of Employment”, your outstanding SARs under this award may be cancelled if the Firm in its sole discretion determines that: • you have failed to comply with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or • you have failed to return the required forms specified under the section captioned “Release/Certification” by the specified deadline, or • you have violated any of the provisions as set forth above in the section captioned “Your Obligations”. To the extent provided under the subsection captioned “--Amendment” below, JPMorgan Chase reserves the right to suspend vesting and exercisability of this award, including, without limitation, during any period that JPMorgan Chase is evaluating whether this award is subject to cancellation and/or recovery and/or whether the conditions for distributions of shares under this award are satisfied. JPMorgan Chase is not responsible for any price fluctuations during any period of suspension and, if applicable, suspended SARs will be reinstated consistent with Plan administration procedures. See also subsection captioned “--No Ownership Rights/Other Limitations”.

Page 5  Recovery In addition, you may be required to pay the Firm up to an amount equal to the Fair Market Value (determined as of the exercise date) of the gross number of shares of Common Stock distributable to you before tax withholding resulting from an exercise: • Payment may be required with respect to any shares of Common Stock distributed within the three year period prior to a notice-of- recovery under this section, if the Firm in its sole discretion determines that: o you committed a fraudulent act, or engaged in knowing and willful misconduct related to your employment, or o you violated any of the provisions as set forth above in the section captioned “Your Obligations”, or o you violated the employment restrictions set forth in the subsection “--Government Office” following the termination of your employment. • In addition, payment may be required with respect to any shares distributed within the one year period prior to notice-of-recovery under this section, if the Firm in its sole discretion determines appropriate pursuant to the provisions in the section captioned “Recapture Provisions”. Notice-of-recovery under this subsection is a written (including electronic) notice from the Firm to you either requiring payment under this subsection or stating that JPMorgan Chase is evaluating requiring payment under this subsection. Without limiting the foregoing, notice-of- recovery will be deemed provided if the Firm makes a good faith attempt to provide written (including electronic) notice at your last known address maintained in the Firm’s employment records. For the avoidance of doubt, a notice-of-recovery that the Firm is evaluating requiring payment under this subsection shall preserve JPMorgan Chase’s rights to require payment as set forth above in all respects and the Firm shall be under no obligation to complete its evaluation other than as the Firm may determine in its sole discretion. For purposes of this subsection, shares distributed under this award include shares withheld for tax purposes. However, it is the Firm’s intention that you only be required to pay the amounts under this subsection with respect to shares that are or may be retained by you following a determination of tax liability and that you will not be required to pay amounts with respect to shares representing irrevocable tax withholdings or tax payments previously made (whether by you or the Firm) that you will not be able to recover, recapture or reclaim (including as a tax credit, refund or other benefit). Accordingly, JPMorgan Chase will not require you to pay any amount that the Firm or its nominee in his or her sole discretion determines is represented by such withholdings or tax payments. Payment may be made in shares of Common Stock or in cash. You agree that any repayment will be a lawful recovery under the terms and conditions of your Award Agreement and is not to be construed in any manner as a penalty. Nothing in the section in any way limits your obligations under “Bonus Recoupment”.  Right to an Injunction You acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. Administrative Provisions Exercise Procedures/Withholding Taxes: The exercise of Stock Appreciation Rights shall be in accordance with the Firm’s procedures for exercises of such awards. The date of exercise shall be the date when the properly completed notice of exercise is received and accepted by the Firm or its designee in accordance with the Firm’s procedures. Under these procedures, the Firm reserves the right to prohibit exercise of stock appreciation awards for a period of time, such as during a black-out period where trading in the Firm’s stock is restricted, or for legal, accounting or regulatory reasons. In such an event, the Firm will not change expiration dates or make other adjustments to awards to compensate for the time that exercise is prohibited. As a result of legal and/or tax obligations, the Firm, in its sole discretion, may (i) retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations or (ii) implement any other desirable or necessary procedures, so that appropriate withholding and other taxes are paid to the competent authorities with respect to the exercised SARs. This may include but is not limited to (i) a market sale of a number of such shares on your behalf substantially equal to the withholding or other taxes, (ii) to the extent required by law, withholding from cash compensation, an amount equal to any withholding obligation with respect to the exercise of this award, and (iii) retaining shares that are distributable upon the exercise of this award until you pay any taxes associated with the award directly to the competent authorities. Right to Set Off: Although the Firm expects to settle this award in share(s) of Common Stock as of the applicable exercise date, as set forth in your Award Agreement, the Firm may, to the maximum extent permitted by applicable law (including Section 409A of the Code to the extent it is applicable

Page 6 to you), retain for itself funds or the Common Stock resulting from any exercise of this award to satisfy any obligation or debt that you owe to the Firm. Notwithstanding any account agreement with the Firm to the contrary, the Firm will not recoup or recover any amount owed from any funds or unrestricted securities held in your name and maintained at the Firm pursuant to such account agreement to satisfy any obligation or debt owed by you under this award without your consent. This restriction on the Firm does not apply to accounts described and authorized in “No Ownership Rights/Other Limitations” described below. Assignment or Transfer: Except as otherwise provided in this Award Agreement, Stock Appreciation Rights shall not be assignable or transferable or subject to any lien, obligation or liability. You may make a gift of unexpired, unexercised Stock Appreciation Rights, subject to the Firm’s prior consent, to an immediate family member or a trust (or similar vehicle) for the benefit of these immediate family members (or beneficiaries) as defined below. JPMorgan Chase may condition its prior consent to receipt of an agreement by you and proposed transferee containing such terms and conditions and undertakings as JPMorgan Chase deems appropriate in its sole and absolute discretion. No attempted transfer will be valid without the Firm’s prior consent. “Immediate family members” include your parents, parents-in-law, children (including adopted children), grandchildren, and siblings or a trust exclusively for the benefit of one or more of these immediate family members. Your spouse is an Immediate Family Member but only if Stock Appreciation Rights are transferred to a trust (or similar vehicle) for the benefit of such spouse, which trust includes one or more other Immediate Family Members as beneficiaries. Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise. Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is “at-will” and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future and its value is not compensation for purposes of determining severance. Amendments to Exercise Procedures: JPMorgan Chase may, in its sole discretion and for any reason, amend any outstanding unexercised Stock Appreciation Rights to change the method of exercise and the payment of exercise price, as well as the method of payment of withholding taxes. Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any SARs outstanding under this award for such corporate events. Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this award; and (v) delegate such authority as it deems appropriate. Any determination contemplated hereunder by the Committee, the Firm, the Director of Human Resources or their respective delegates or nominees shall be binding on all parties. Notwithstanding anything herein to the contrary, the determinations of the Director of Human Resources, the Firm, the Committee and their respective delegates and nominees under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee, the Firm, the Director of Human Resources and their respective delegates and nominees shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan. Amendment: The Committee or its nominee reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules. This Award Agreement may not be amended except in writing signed by the Director of Human Resources of JPMorgan Chase. Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director of Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law. Accelerated Vesting for Ethics or Conflict Reasons Resulting From Employment by a Government Entity: Upon receipt of satisfactory evidence that applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase SARs, the Firm may accelerate the vesting and exercisability of all or part of your outstanding award effective on or before the required divestiture date; provided that no accelerated vesting or exercise shall occur if the Firm determines that such acceleration will violate Section 409A of the Code. Accelerated vesting and exercisability under this paragraph does not impact the dates as set forth in the “Recovery”

Page 7 section above. The time period for recovery shall be determined by the originally scheduled vesting date or Expiration Date prior to any acceleration event. If you have voluntarily terminated your employment and have satisfied the requirements of the section captioned “Government Office Requirements”, acceleration shall apply (to extent required) to the percentage of your outstanding award that would continue to vest under that section. Notwithstanding accelerated vesting and exercisability pursuant to the foregoing, you will remain subject to the applicable terms of your Award Agreement as if your award had remained outstanding for the duration of the original vesting and exercise period, including, but not limited to, repayment obligations set forth in the section captioned “Remedies” and the employment restrictions in the sections captioned “Protection-Based Vesting” and “Government Office Requirements”. Use of Personal Data: By accepting this award, you have acknowledged that the Firm may process your personal data (including sensitive personal data) for purposes, including but not limited to (i) determining your compensation, (ii) payroll activities, including, but not limited to, tax withholding and regulatory reporting, which tax and regulatory reporting and withholding may include, but is not limited to, the United States, your work country (including countries to which you travel on Firm business) and country of residence, (iii) registration of shares and units, (iv) establishing a brokerage account on your behalf, and (v) all other lawful purposes related to your employment and this award and that the Firm may provide such data to third party vendors with whom it has contracted to provide such services and/or other bodies, including regulators, supervisory bodies, law enforcement and other government agencies. You are acknowledging and agreeing that your personal data will be transferred to, and processed in, countries and locations that do not have the same data privacy laws and statutory protection for personal data as your work country, country of residence, or country of nationality. If your personal data is subject to data privacy laws or statutory protection for personal data and they so provide for termination of the foregoing authorization, you may terminate the authorization at any time except with respect to tax and regulatory reporting and subject always to the Firm’s legal and regulatory obligations. In the event you terminate this authorization, your award will be cancelled. Governing Law: This award shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. Choice of Forum: By accepting this award under the Plan, you agree (and have agreed) that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum. Waiver of Jury Trial/Class Claims: By accepting this award, you agree, with respect to any claim brought in connection with your employment with the Firm in any forum (i) to waive the right to a jury trial and (ii) that any judicial proceeding or arbitration claim will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action. Litigation: By accepting any award under the Plan, you agree (and have agreed) that in any action or proceeding by the Firm (other than a derivative suit in the right of the Firm) to enforce the terms and conditions of this Award Agreement or any other Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorney fees and expenses incurred in such action or proceeding. In addition, you agree that you are not entitled to, and agree not to seek, advancement of attorney fees and indemnification under the Firm’s By-Laws in the event of such a suit by the Firm. Outstanding Awards: The Administrative provisions set forth above shall apply to any award of SARs outstanding as of the date hereof, and such awards are hereby amended. Definitions “Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Chase Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct), (v) grossly inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or an employee.

Page 8 “Financial Services Company” means a business enterprise that employs you in any capacity (such as an employee, contractor, consultant, advisor, or self-employed individual, whether paid or unpaid) and engages in: • commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards, payment servicing or processing or merchant services, • insurance, including but not limited to, guaranteeing against loss, harm, damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing, • financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds, • issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments, • advising on, or investing in, private equity or real estate, or • any similar activities that the Director of Human Resources or nominee determines in his or her sole discretion constitute financial services. “Firmwide Financial Threshold” means a cumulative return on tangible common equity for calendar years, 2022, 2023, 2024 and 2025 of not less than 20%. Cumulative return on tangible common equity means (i) the sum of the Firm’s reported net income for all four calendar years, divided by (ii) reported year-end tangible equity averaged over the four years. “Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office. “Line of Business” means a business unit of the Firm (or one or more business units designated below under the definition “Line of Business Financial Threshold” of the Corporate Investment Bank). All Corporate Functions (including the functions of the Chief Investment Office) are considered a single Line of Business. “Line of Business Financial Threshold” means the financial threshold set forth below for the following Lines of Business based on the Firm’s management reporting system: Asset & Wealth Management Annual negative pre-tax pre-provision income1 Consumer Lending Annual negative pre-tax pre-loan loss reserve income2 Commercial Banking Annual negative pre-tax, pre-loan loss reserve income2 Corporate Investment Bank Annual negative pre-tax pre-provision income1 for CIB overall or annual negative allocated product revenues (excluding CVA and DVA) for:  Fixed Income  Equities  Securities Services  Global Investment Banking  Wholesale Payments Consumer Banking, U.S. Wealth Management and Business Banking Annual negative pre-tax pre-loan loss reserve income2 Corporate Functions (including Chief Investment Office) Annual negative pre-tax pre-provision income1 at the Firm level Home Lending Annual negative pre-tax pre-loan loss reserve income2 1Pre-tax pre-provision income means Revenue less Expenses 2Pre-tax pre-loan loss reserve income means Revenue less (Expenses plus Net Charge-offs) “Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) only includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. Not-for-Profit Organization shall also mean entities outside the United States exempt from local and national tax laws because they are organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. “Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Page 9 Government Office Requirements You may be eligible to continue vesting and exercisability in all or part of your award if you voluntarily resign to accept a Government Office (as defined above) or to become a candidate for an elective Government Office. Eligibility: Eligibility for continued vesting and exercisability is conditioned on your providing the Firm: • At least 60 days’ advance written notice of your intention to resign to accept or pursue a Government Office (see section captioned “Definitions”), during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s sole discretion. • Confirmation, in a form of satisfactory to the firm, that vesting in and exercisability of this award pursuant to this provision would not violate any applicable law, regulation or rule. • Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting a Government Office or becoming a candidate for a Government Office. (See Section captioned “Definitions”.) Portion of Your Awards Subject to Continued Vesting: Subject to the conditions below, the percentage of your outstanding awards that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows: • 50% if you have at least 3 but less than 4 years of continuous service, • 75% if you have at least 4 but less than 5 years of continuous service, or • 100% if you have 5 or more years of continuous service. The portion of each award subject to continued vesting above is referred to as the “CV Award” and the portion not subject to continued vesting will be cancelled on the date your employment terminates. Conditions for Continued Vesting of Awards: • You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates to receive in full your CV Award; or • In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.) Satisfaction of Conditions: If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any CV Awards then outstanding and any such awards that would have then been outstanding but for an accelerated vesting and exercise of SARs (as described in the subsection captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”) will be subject for the remainder of the applicable vesting and exercise period to the same terms and conditions of this Award Agreement, including employment restrictions during the vesting and exercise period, as if you had not resigned from the Firm. Failure to Satisfy Conditions: If you do not satisfy the above “Conditions for Continued Vesting of Awards”, any outstanding SARs under each CV Award will be cancelled. You also will be required to repay the Fair Market Value of the number of shares (before tax and other withholdings) of Common Stock distributed to you that would have been outstanding as unvested SARs on the date you failed to satisfy the “Condition for Continued Vesting of Awards” but for their accelerated distribution (as described in the subsection captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”). Fair Market Value for this purpose will be determined as the date that the shares were exercised and distributed.